                                                                    EXHIBIT 99.7

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                            511,888.14
         Available Funds:
           Contract Payments due and received in this period                                         3,981,913.49
           Contract Payments due in prior period(s) and received in this period                        137,920.22
           Contract Payments received in this period for next period                                    74,124.15
           Sales, Use and Property Tax, Maintenance, Late Charges                                      189,312.23
           Prepayment Amounts related to early termination in this period                                    0.00
           Servicer Advance                                                                          2,318,455.84
           Proceeds received from recoveries on previously Defaulted Contracts                               0.00
           Transfer from Reserve Account                                                             2,501,962.12
           Interest earned on Collection Account                                                         2,179.68
           Interest earned on SPG Account                                                                  182.07
           Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                                          0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                   0.00
           Amounts paid under insurance policies                                                             0.00
           Any other amounts                                                                                 0.00
                                                                                                 ----------------
         Total Available Funds                                                                       9,717,937.94
         Less: Amounts to be Retained in Collection Account                                            391,101.25
                                                                                                 ----------------
         AMOUNT TO BE DISTRIBUTED                                                                    9,326,836.69
                                                                                                 ================


         DISTRIBUTION OF FUNDS:
           1.      To Trustee -  Fees                                                                        0.00
           2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                     Servicer Advances                                                                 639,450.04
           3.      To Noteholders (For Servicer Report immediately following the
                      Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                  0.00
                         a) Class A2 Principal (distributed after A1 Note
                              matures) and Interest                                                          0.00
                         a) Class A3 Principal (distributed after A2 Note
                              matures) and Interest                                                  6,763,263.45
                         a) Class A4 Principal (distributed after A3 Note
                              matures) and Interest                                                    517,178.81
                         b) Class B Principal and Interest                                             123,701.27
                         c) Class C Principal and Interest                                             248,952.81
                         d) Class D Principal and Interest                                             167,166.14
                         e) Class E Principal and Interest                                             222,457.11

           4.      To Reserve Account for Requirement per Indenture Agreement
                     Section 3.08                                                                      323,180.61
           5.      To Issuer - Residual  Principal and Interest and Reserve Account
                     Distribution
                         a) Residual Interest (Provided no Restricting or
                              Amortization Event in effect)                                                  0.00
                         b) Residual Principal (Provided no Restricting or
                              Amortization Event in effect)                                                  0.00
                         c) Reserve Account Distribution (Provided no Restricting
                              or Amortization Event in effect)                                               0.00
           6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                                      189,312.23
           7.      To Servicer, Servicing Fee and other Servicing Compensations                        132,174.22
                                                                                                 ----------------
         TOTAL FUNDS DISTRIBUTED                                                                     9,326,836.69
                                                                                                 ================

                                                                                                 ----------------
         End of Period Collection Account Balance {Includes Payments in Advance
           & Restricting Event Funds (if any)}                                                         391,101.25
                                                                                                 ================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                $   6,443,748.69
          - Add Investment Earnings                                                              $       4,609.28
          - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                       $     323,180.61
          - Less Distribution to Certificate Account                                             $   2,501,962.12
                                                                                                 ----------------
End of period balance                                                                            $   4,269,576.46
                                                                                                 ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
  Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.          $   6,443,748.69
                                                                                                 ================


                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


III.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                                                     Pool A                                     155,499,730.51
                                                     Pool B                                      38,803,638.14
                                                                                              ----------------
Class A Overdue Interest, if any                                                                          0.00      194,303,368.65
Class A Monthly Interest - Pool A                                                                   554,160.55
Class A Monthly Interest - Pool B                                                                   138,286.06
Class A Overdue Principal, if any                                                                   310,908.65
Class A Monthly Principal - Pool A                                                                5,209,696.69
Class A Monthly Principal - Pool B                                                                1,378,298.96
Excess (Shortfall) cash to Principal                                                                      0.00
Reserve Account Distribution (already transferred to collection accounts)                                 0.00
Cash Shortfall due to Residual funds erroneously received in August                                (310,908.65)
                                                                                                                      6,587,995.65
                                                                                              ----------------
Ending Principal B                                   Pool A                                     149,979,125.17
                                                     Pool B                                      37,425,339.18
                                                                                              ----------------
                                                                                                                   ---------------
                                                                                                                    187,404,464.35
                                                                                                                   ===============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $378,036,000      Original Face $378,036,000      Balance Factor
    $ 1.831695                         $ 18.249332                  49.573179%

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
           Class A1                                                                                       0.00
           Class A2                                                                                       0.00
           Class A3                                                                              59,767,368.65
           Class A4                                                                             134,536,000.00
                                                                                              ----------------

Class A Monthly Interest                                                                                            194,303,368.65
           Class A1 (Actual Number Days/360)                                                              0.00
           Class A2                                                                                       0.00
           Class A3                                                                                 175,267.80
           Class A4                                                                                 517,178.81
                                                                                              ----------------

Class A Monthly Principal
           Class A1                                                                                       0.00
           Class A2                                                                                       0.00
           Class A3                                                                               6,587,995.65
           Class A4                                                                                       0.00
                                                                                              ----------------
                                                                                                                      6,587,995.65
Ending Principal Balance of the Class A Notes
           Class A1                                                                                       0.00
           Class A2                                                                                       0.00
           Class A3                                                                              53,179,373.00
           Class A4                                                                             134,536,000.00
                                                                                              ----------------
                                                                                                                   ---------------
                                                                                                                    187,715,373.00
                                                                                                                   ===============

Class A3

Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $122,000,000      Original Face $122,000,000     Balance Factor
    $ 1.436621                      $ 53.999964                      43.589650%


                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003




V.  CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                   Pool A                                                                        2,649,002.37
                   Pool B                                                                          661,036.05
                                                                                              ---------------
                                                                                                                      3,310,038.42

        Class B Overdue Interest, if any                                                                 0.00
        Class B Monthly Interest - Pool A                                                            9,181.00
        Class B Monthly Interest - Pool B                                                            2,291.04
        Class B Overdue Principal, if any                                                            5,296.46
        Class B Monthly Principal - Pool A                                                          88,749.34
        Class B Monthly Principal - Pool B                                                          23,479.89
        Cash Shortfall due to Residual funds erroneously received in August                         (5,296.46)          112,229.23
                                                                                              ---------------
        Ending Principal Balance of the Class B Notes
                   Pool A                                                                        2,560,253.03
                   Pool B                                                                          637,556.16
                                                                                              ---------------
                                                                                                                    --------------
                                                                                                                      3,197,809.19
                                                                                                                    ==============

Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $6,440,000        Original Face $6,440,000       Balance Factor
    $ 1.781373                        $ 17.426899                   49.655422%

VI.  CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                   Pool A                                                                        5,302,118.12
                   Pool B                                                                        1,323,098.61
                                                                                              ---------------
                                                                                                                      6,625,216.73

        Class C Overdue Interest, if any                                                                 0.00
        Class C Monthly Interest - Pool A                                                           19,463.19
        Class C Monthly Interest - Pool B                                                            4,856.87
        Class C Overdue Principal, if any                                                           10,601.14
        Class C Monthly Principal - Pool A                                                         177,636.50
        Class C Monthly Principal - Pool B                                                          46,996.25
        Cash Shortfall due to Residual funds erroneously received in August                        (10,601.14)          224,632.75
                                                                                              ---------------
        Ending Principal Balance of the Class C Notes
                   Pool A                                                                        5,124,481.62
                   Pool B                                                                        1,276,102.36
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                      6,400,583.98
                                                                                                                   ===============

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $12,890,000      Original Face $12,890,000       Balance Factor
     $ 1.886739                     $ 17.426901                     49.655423%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                   Pool A                                                                        3,533,374.32
                   Pool B                                                                          881,723.58
                                                                                              ---------------
                                                                                                                      4,415,097.90

        Class D Overdue Interest, if any                                                                 0.00
        Class D Monthly Interest - Pool A                                                           13,980.38
        Class D Monthly Interest - Pool B                                                            3,488.69
        Class D Overdue Principal, if any                                                            7,064.69
        Class D Monthly Principal - Pool A                                                         118,378.39
        Class D Monthly Principal - Pool B                                                          31,318.68
        Cash Shortfall due to Residual funds erroneously received in August                         (7,064.69)          149,697.07
                                                                                              ---------------
        Ending Principal Balance of the Class D Notes
                   Pool A                                                                        3,414,995.93
                   Pool B                                                                          850,404.90
                                                                                              ----------------
                                                                                                                  ----------------
                                                                                                                      4,265,400.83
                                                                                                                  ================


 Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
 Original Face $8,590,000       Original Face $8,590,000       Balance Factor
      $ 2.033652                       $ 17.426900                49.655423%


VIII.  CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                   Pool A                                                                        4,417,746.22
                   Pool B                                                                        1,102,411.08
                                                                                              ---------------
                                                                                                                      5,520,157.30

        Class E Overdue Interest, if any                                                                 0.00
        Class E Monthly Interest - Pool A                                                           28,244.12
        Class E Monthly Interest - Pool B                                                            7,048.08
        Class E Overdue Principal, if any                                                            8,832.91
        Class E Monthly Principal - Pool A                                                         148,007.45
        Class E Monthly Principal - Pool B                                                          39,157.46
        Cash Shortfall due to Residual funds erroneously received in August                         (8,832.91)          187,164.91
                                                                                              ---------------
        Ending Principal Balance of the Class E Notes
                   Pool A                                                                        4,269,738.77
                   Pool B                                                                        1,063,253.62
                                                                                              ---------------
                                                                                                                  ----------------
                                                                                                                      5,332,992.39
                                                                                                                  ================

Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $10,740,000       Original Face $10,740,000      Balance Factor
    $ 3.286052                      $ 17.426900                   49.655423%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                   Pool A                                                                      5,300,985.39
                   Pool B                                                                      1,322,815.94
                                                                                             ---------------
                                                                                                                      6,623,801.33

        Residual Interest - Pool A                                                                     0.00
        Residual Interest - Pool B                                                                     0.00
        Residual Principal - Pool A                                                              188,197.42
        Residual Principal - Pool B                                                               46,986.21
                                                                                             --------------
                                                                                                                        235,183.63
        Ending Residual Principal Balance
                   Pool A                                                                      5,112,787.97
                   Pool B                                                                      1,275,829.73
                                                                                             --------------
                                                                                                                   ---------------
                                                                                                                      6,388,617.70
                                                                                                                   ===============

X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                132,174.22
        - Servicer Advances reimbursement                                                                               639,450.04
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               189,312.23
                                                                                                                   ---------------
        Total amounts due to Servicer                                                                                   960,936.49
                                                                                                                   ===============

                                               DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     176,702,956.90

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    6,273,369.63
                                                                                                                    ---------------
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                        170,429,587.27
                                                                                                                    ===============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                             4,002,460.80

       - Principal portion of Prepayment Amounts                                                           0.00

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                               2,270,908.83

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                ---------------
                                    Total Decline in Aggregate Discounted Contract Balance         6,273,369.63
                                                                                                ===============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      44,094,723.34

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    1,566,237.46

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
      ending of the related Collection Period                                                                         42,528,485.88
                                                                                                                    ===============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                             1,504,567.40

       - Principal portion of Prepayment Amounts                                                           0.00

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                  61,670.06

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                ---------------
                                    Total Decline in Aggregate Discounted Contract Balance         1,566,237.46
                                                                                                ===============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    212,958,073.15
                                                                                                                    ===============

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*


  POOL A

                         Discounted                                        Discounted
Lease #                  Present Value            Lease #                  Present Value
-----------------------------------------         -----------------------------------------
# 2636-001 (08/03)          2,203,091.85
# 2008046-001 (08/03)         121,650.51




                                                  -----------------
                                         Totals      $2,324,742.36

  POOL B

                         Discounted                                        Discounted
Lease #                  Present Value            Lease #                  Present Value
-----------------------------------------         -----------------------------------------
# 2008808-001 (09/03)         $61,670.06




                                                  -----------------
                                         Totals         $61,670.06

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS         $2,386,412.42

b) ADCB AT CLOSING DATE                                          $429,583,246.18

c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                            0.56%


 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS.

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE.

 # NONRECOVERABLE

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
               Repurchases                   $ 10,168,631.85
               Substitutions                 $  6,250,273.37

POOL B
               Repurchases                   $    689,848.09
               Substitutions                 $         --
                                             ---------------
TOTAL                                        $ 17,108,753.31

a) DISCOUNTED CONTRACT BALANCES OF ALL
     DELINQUENT CONTRACTS REPURCHASED        $ 17,108,753.31
b) ADCB AT CLOSING DATE                       429,583,246.18
c) (CANNOT EXCEED 15% OVER THE LIFE OF
     THE POOL)                                          3.98%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

Pool A

                                                                                               Predecessor
                                                       Discounted             Predecessor      Discounted
Lease #             Lessee Name                        Present Value          Lease #          Present Value
-----------         -----------                        -------------          -----------      ---------------
3092-701                                               $1,285,497.56          3083-701         $    619,156.09
1026-005                                               $3,940,729.70          2706-201         $     81,139.77
3729-001                                               $1,587,776.40          2706-203         $    173,283.13
3729-002                                               $  274,210.76          2706-204         $     69,644.93
                    CASH                               $  134,588.62          2706-205         $    564,127.48
                                                                              2706-206         $    150,000.35
                                                                              2706-208         $    272,302.96
                                                                              2706-209         $    445,577.17
                                                                              2706-210         $     51,850.10
                                                                              2714-201         $    647,026.56
                                                                              2714-202         $    561,533.95
                                                                              3020-001         $  2,920,819.08
2140-502            THE HIT FACTORY OF FLORIDA          $1,662,459.55         2046-203         $    390,131.10
                    CASH                                $   45,960.10         2716-201         $  1,047,478.02
                                                                              2716-202         $    270,810.53
                                                        -------------                          ---------------
                                       Totals:          $8,931,222.69                          $  8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $  8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                              $323,844,130.83
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL                                                           2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAILS DURING THE RELATED COLLECTION PERIOD           YES           NO  X
                                                                                  ---           -----

Pool B

                                                                                                Predecessor
                                                        Discounted            Predecessor        Discounted
Lease #             Lessee Name                        Present Value            Lease #         Present Value
-----------         -----------                        -------------          -----------      ---------------
                    NONE
                                                        -------------                          ---------------
                                       Totals:          $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                              $105,739,115.35
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%

*  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER
   HAS FAILED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAILS DURING THE RELATED COLLECTION PERIOD           YES           NO  X
                                                                                  ---           -----

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

Pool A - Non Performing                                                   Predecessor
                                 Discounted              Predecessor      Discounted
Lease #    Lessee Name           Present Value           Lease #          Present Value
-----------------------          -------------           -----------      ---------------
3694-002                         $3,261,116.93           2771-001            3,215,821.21
3718-002                         $  758,012.82           2973-003              180,086.79
3718-003                         $2,385,619.17           3042-701              496,910.77
                                                         3042-702              496,545.09
                                                         3042-703              568,430.94
                                                         2696-001              229,571.22
                                                         1789-003              245,541.19
                                                         2973-001              545,805.09
                                                         2003385-004           228,502.25
                                                         2008553-001            27,358.62
                                                         2009504-003            15,700.20
                                 -------------                            ---------------
                     Totals:     $6,404,748.92                               6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS              6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                         $323,844,130.83
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL;                                      1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00


Changes in any of the above detail during the related Collection Period                 YES          NO   X
                                                                                        ----------     ----------

Pool B - General Contract Substitution Rights                             Predecessor
                                 Discounted              Predecessor      Discounted
Lease #    Lessee Name           Present Value           Lease #          Present Value
-----------------------          -------------           -----------      ---------------
            NONE



                                 -------------                            ---------------
                     Totals:     $        0.00                            $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED              $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                         $105,739,115.35
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
  HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

Changes in any of the above detail during the related Collection Period                 YES          NO   X
                                                                                        ----------     ----------

                       DVI RECEIVABLES XVI, L.L.C. 2001-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XVI. Pool Performance Measurements

1.     Aggregate Discounted Contract Balance
     Contracts Delinquent > 90 days                     Total Outstanding Contracts
     This Month                     10,661,733.53       This Month          212,958,073.15
     1 Month Prior                  12,255,188.95       1 Month Prior       220,797,680.24
     2 Months Prior                 13,229,972.81       2 Months Prior      229,124,675.15

     Total                          36,146,895.29       Total               662,880,428.54

     a) 3 Month Average             12,048,965.10       b) 3 Month Average  220,950,142.85
     c) a/b                                  5.45%

2.   Does a Delinquency Condition Exist (1c > 6%)?                                     Yes           No   X
                                                                                          ---------    --------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                             Yes           No   X
                                                                                          ---------    --------
     B. An Indenture Event of Default has occurred and is then continuing?             Yes           No
                                                                                          ---------    --------

4.   Has a Servicer Event of Default occurred?                                         Yes           No
                                                                                          ---------    --------

5.   Amortization Event Check


     A. Is 1c > 8%?                                                                    Yes           No   X
                                                                                          ---------    --------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                            Yes           No
                                                                                          ---------    --------

    C. As of any Determination date, the sum of all defaulted contracts
       since the Closing date exceeds 6% of the ADCB on the Closing Date?              Yes           No   X
                                                                                          ---------    --------

6.   Aggregate Discounted Contract Balance at Closing Date                         Balance $ 429,583,246.18
                                                                                           ----------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:
                                                                                   TOTAL            % OF TOTAL
                                                                  A.D.C.B.         A.D.C.B.         A.D.C.B.
                                                                  --------         --------         ----------
     30 Days Overdue                                              43,177,618.08    212,958,073.15   20.275%
     60 Days Overdue                                               7,173,421.10    212,958,073.15    3.368%
     90 Days Overdue                                               1,118,248.78    212,958,073.15    0.525%
     120 Days Overdue                                              2,611,769.79    212,958,073.15    1.226%
     150 Days Overdue                                              6,931,714.96    212,958,073.15    3.255%
     180 Days Overdue                                                      0.00    212,958,073.15    0.000%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003



Please transfer the following funds from DVI Collection A # 33-39568-2
          To the  Distribution Account                                                 6,960,633.72
                                                                                  -----------------

Please transfer the following funds from DVI Collection A # 33-39568-3
          To the  Distribution Account                                                 1,589,614.00
                                                                                  -----------------

Please transfer the following funds from SPG Collection A # 33-39568-0
          To the  Distribution Account                                                   476,765.01
                                                                                  -----------------

Please transfer the following funds from SPG Collection A # 33-39568-1
          To the  Distribution Account                                                   299,823.96
                                                                                  -----------------